UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Tyson Foods, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Internet Availability of Proxy Materials

TYSON FOODS, INC.

2200 DON TYSON PARKWAY SPRINGDALE, AR 72762-6999

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Meeting Information

Meeting Type: Annual

For holders as of: December 08, 2009

Date: February 05, 2010 Time: 10:00 AM CST Location: Holiday Inn Northwest Arkansas Convention Center 1500 South 48th St.

Springdale, AR 72762

You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)BY INTERNET:www.proxyvote.com2)BY TELEPHONE:1-800-579-16393)BY E-MAIL*:sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 22, 2010 to facilitate timely delivery.

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Telephone: You may vote by calling 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

M18660-P87252

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.Election of Directors Nominees:

Don Tyson 02) John Tyson 03) Lloyd V. Hackley 04) Jim Kever 05) Kevin M. McNamara 06) Brad T. Sauer 07) Robert Thurber 08) Barbara A. Tyson 09) Albert C. Zapanta

The Board of Directors recommends you vote FOR the following proposal(s):

2.To reapprove the Annual Incentive Compensation Plan for Senior Executive Officers; and

3.To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountant for the fiscal year ending October 2, 2010.

The Board of Directors recommends you vote AGAINST the following proposal(s):

4.To consider and act upon shareholder proposal 1 regarding a report on the prevention of runoff and other forms of water pollution;

5.To consider and act upon shareholder proposal 2 regarding expansion of the Tyson Foods, Inc. sustainability report; and

6.To consider and act upon shareholder proposal 3 regarding use of antibiotics in animal feed.

The Board of Directors does not have a recommendation for voting on the following proposal:

7.To consider and act upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournments or postponements thereof.

M18661-P87252